UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 22, 2010

BioDrain Medical, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

333-155299	33-1007393
(Commission File Number)	(IRS Employer Identification No.)

2060 Centre Pointe Boulevard, Suite 7
Mendota Heights, Minnesota 55120
(Address of Principal Executive Offices and Zip Code)

(651) 389-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2010, the shareholders of BioDrain Medical, Inc. (the “Company”) approved an amendment (the “Plan Amendment”) to the Company’s 2008 Equity Incentive Plan (the “Plan”) to increase the number of authorized shares of common stock available for issuance thereunder from 975,405 shares to 3,000,000 shares.

The material terms of the Plan are summarized in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on June 10, 2010 and are incorporated herein by reference. A copy of the Plan was filed as Exhibit 10.35 to the Company’s Registration Statement on Form S-1 filed with the SEC on November 12, 2008 and is incorporated herein by reference. A copy of the Plan Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 22, 2010, the shareholders of the Company approved an amendment to the Company’s Articles of Incorporation (the “Charter Amendment”) to increase the number of authorized shares of common stock of the Company from 40,000,000 shares to 80,000,000 shares. The Company submitted the Charter Amendment to the Minnesota Secretary of State's office on June 23, 2010, and the Charter Amendment became effective on the same day.

A copy of the Charter Amendment (as filed with the Minnesota Secretary of State) is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on June 22, 2010.  Set forth below is a brief description of each matter voted upon at the meeting and the voting results with respect to each matter.

1.	A proposal to elect seven (7) directors of the Company to hold office until the next annual meeting or until their successors are duly elected and qualified.

Director’s Name	Votes For	Votes Withheld
Lawrence W. Gadbaw	8,727,882	78,571
Kevin R. Davidson	8,806,453	0
Chad A. Ruwe	8,806,453	0
James E. Dauwalter	8,806,453	0
Peter L. Morawetz	8,727,882	78,571
Thomas J. McGoldrick	8,806,453	0
Andrew P. Reding	8,727,882	78,571

2.	A proposal to ratify the appointment of Olsen Thielen & Co., Ltd. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2010.

For	Against	Abstentions
8,727,882	0	78,571

3.	A proposal to approve the amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 80,000,000.

For	Against	Abstentions
8,672,856	0	133,597

4.	A proposal to approve the amendment of the Company’s 2008 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 975,405 to 3,000,000.

For	Against	Abstentions
8,701,427	105,026	0

Pursuant to the foregoing votes, Messrs. Gadbaw, Davidson, Ruwe, Dauwalter, Morawetz, McGoldrick and Reding were elected to serve as directors, Olsen Thielen & Co., Ltd. was ratified as the Company’s independent registered public accounting firm, the Company’s Articles of Incorporation were amended to increase the number of authorized shares to 80,000,000, and the Company’s 2008 Equity Incentive Plan was amended to increase the number of shares authorized thereunder to 3,000,000.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to Articles of Incorporation of BioDrain Medical, Inc.

10.1	Amendment No. 1 to BioDrain Medical, Inc. 2008 Equity Incentive Plan

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2010

BIODRAIN MEDICAL, INC.

By:	/s/ Kevin R. Davidson
Kevin R. Davidson
President, Chief Executive Officer, andChief Financial Officer